1 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT NSC - Norfolk Southern Corp at BB&T Transportation Services Conference EVENT DATE/TIME: FEBRUARY 10, 2016 / 06:45PM GMT

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference

CORPORATE PARTICIPANTS

Marta Stewart *Norfolk Southern Corp. - CFO and EVP of Finance*

CONFERENCE CALL PARTICIPANTS

Mark Levin *BB&T Capital Markets - Analyst*

PRESENTATION

Mark Levin - ***BB&T Capital Markets - Analyst***

Good afternoon. My name is Mark Levin. I cover railroads for BB&T. Welcome to the afternoon portion of the conference, and we are very pleased to kick off the rail portion with Norfolk Southern. We have with us the Chief Financial Officer. She's been at Norfolk Southern since 1983 and has really covered wide-ranging responsibilities, particularly on the finance side. So we're happy to have with us Marta Stewart, who is the CFO, and also Katie Cook from NS. If you see them, say hello. And with that, I will hand it over to you.

Marta Stewart - ***Norfolk Southern Corp. - CFO and EVP of Finance***

Okay. Well, I'm going to start today with some prepared remarks and then leave plenty of time for your questions. Can you hear me all right there in the back?

Unidentified Audience Member

Yes.

Marta Stewart - ***Norfolk Southern Corp. - CFO and EVP of Finance***

Yes? Okay. All right, so good afternoon, everyone. Before we get started, please note that during the presentation or the Q&A, I may make certain forward-looking statements. These are subject to risks and uncertainties, and our actual results may differ materially from those projected. Please note the disclosures on this slide and refer to our SEC reporting for a discussion of our major risk factors.

Let's see. Is it turning here, Mark? Is it working?

Mark Levin - ***BB&T Capital Markets - Analyst***

It's temperamental.

Marta Stewart - ***Norfolk Southern Corp. - CFO and EVP of Finance***

Oh, okay. Okay. So, this one right here?

Mark Levin - ***BB&T Capital Markets - Analyst***

Yes, I think it's the right one.

Marta Stewart - ***Norfolk Southern Corp. - CFO and EVP of Finance***

2

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FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. This one right here? Mark Levin - BB&T Capital Markets - Analyst Yes, I think so. Yes. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance All right. Where is it? Is there another way to do it, to turn the slide? Mark Levin - BB&T Capital Markets - Analyst I'll advance it for you. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance You'll advance it for me? Okay. Thank you. Okay. Today, I'll discuss Norfolk Southern's performance, outlook and strategic plan, and how our focus on this will achieve long-term success for our shareholders. I'll begin today's presentation with a brief overview of our 2015 results. Then we'll move into our 2016 outlook, five- year strategic plan and capital allocation priorities. In 2015, our results were pressured by lower revenues that were only partly offset by lower expenses. As shown on this slide, income from operations was down 19% for the year compared to 2014. Our operating ratio was 72.6%, or 71.7% excluding the effect of restructuring changes. The restructuring combined with other initiatives undertaken in 2015 illustrate firm cost control steps that position us for future success. I'll talk about our strategic plan later in the presentation, which includes $650 million of targeted cost savings. This slide summarizes our bottom-line results. Net income for the year was down 22%, and earnings per share were down 20%, as compared with record 2014 levels. The decreases for both measures were largely due to lower income from operations and were also affected by the restructuring expenses, which lowered EPS by $0.19. Turning to the top line, low commodity prices and a strong dollar significantly pressured revenues, leading to a 10% decline for the year compared to 2014. The $852- million reduction in fuel surcharges combined with $376 million in lower coal revenues accounted for all the decrease. A predominant trigger price for our WTI-based contracts is $64 per barrel, and January was the only month last year with average WTI above that threshold. As a result, in 2015, the majority of our fuel surcharge revenues, or about 85%, were generated from on-highway diesel-based contracts. As we look to 2016, with current oil prices and the forward curve, we expect another leg down in fuel surcharge revenue. However, the year-over-year reduction will not be as significant. Of course, as you know, and as depicted on this slide, oil prices also significantly affected our expenses. Shown here are the quarterly components of the $852-million decline in fuel revenue, alongside the quarterly fuel expense reduction. In 2015, we had a net margin compression of about $250 million. Given the current forward curve, we do not expense this to recur in 2016, and currently we are paying about $1.15 a gallon for diesel. In addition, as I'll walk you through momentarily, our five- year strategic plan includes important efforts to maximize our fuel efficiency and reduce our fuel consumption. Turning now to the net change by expense category, lower fuel expenses largely related to the reduced prices I just mentioned were partly offset by a combined $218- million increase in all other expense categories. $93 million, or nearly half of which, was due to restructuring costs. It's important to note here that the restructurings are just one example of the productivity savings that we're working towards as part of our five-year strategic plan. We're focused on maintaining a well-run, service-oriented railroad and are implementing a number of initiatives to achieve this goal. Slide 10 gives you an overview of some of the other steps already taken. We have restored our service to near all-time best levels, which supports our efforts in disciplined cost control, revenue growth and asset utilization. We cut 2015 capital spending by over $100 million to adapt to a shift in the economic environment. We completed the D&H South acquisition, which gave us full operational control of an important network segment in the Northeast. And we've begun line rationalizations in the coal fields, the closure of a major coal terminal, and the consolidation of two operating divisions.

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. While all of these are important, I want to now specifically focus on the service improvement metrics, which will drive both cost reductions and revenue growth. As you know, a faster railroad is a more efficient and profitable railroad. We've made significant progress on this front. Slide 11 exhibits the marked improvement in trail speed since the middle of the fourth quarter. During 2014, as you can see near the middle of this graph, our velocity had deteriorated to about 19 miles per hour, whereas now we're averaging around 23 to 24 miles an hour, close to our all-time best levels. Similarly, terminal dwell times have improved from levels that were above 30 hours, but have now declined to around 24 to 25 hours. Our improved service has put us in a much stronger position to streamline operations and reduce expenses. Specifically, we're taking actions to right-size our workforce across all segments, accelerating the efforts we began in 2015. The majority of these reductions have taken the form of furloughs in the transportation department, but we've also taken steps to right-size within our engineering, mechanical and network and service management groups. As a result, we expect a 4% reduction in average headcount versus last year, and also expect reductions in overtime. On the locomotive side, our improved velocity is creating benefits throughout the network, as we're (inaudible) both road and yard units. In addition, we're progressing with our DC-to-AC rebuilds, which will allow us to replace locomotives at a significant discount to purchasing new units. All of these will lead to lower maintenance and repair costs while reducing future capital requirements and improving the reliability and the fuel efficiency of our fleet. Now let's turn to the first quarter to date volumes. Through the first five weeks of the quarter, overall units were down 6%. Beginning with the bottom left-hand side of the slide, coal shipments were down 29% year over year, with utility challenged by the high stockpile levels generated from mild weather and export continuing to decline due to global oversupply conditions and weak seaborne pricing. Our intermodal volumes were impacted by the restructuring of Triple Crown. Excluding that impact, intermodal was up 4%. Metals and construction traffic was down 7% quarter to date. Frac sand and tubular steel declined as a result of reduced drilling activity related to the significant drop in energy prices. Over-supply and price pressures continue to impact the steel industry. Chemical shipment declined 5%, as crude oil and natural gas liquids have been impacted, of course, by energy prices. Agriculture and paper were down slightly, related primarily to lower corn and pulpboard shipments. On the plus side, automotive traffic was up 14% strongly versus prior year levels due to increased vehicle production and resumed vehicle parts shipments. We expect automotive will continue to grow, but at a moderated pace, more in line with North American vehicle production, which leads me to our overlook -- overall outlook on the next slide. Volumes in general will continue to be pressured in the current economy. High stockpiles will adversely impact utility coal through the first half. In the second half, we do expect those volumes to stabilize around 17 to 19 million tons per quarter. We also expect significant headwinds from multiple energy-related commodities, primarily crude oil, frac sand and tubular steel. WTI prices declined 18%, and natural gas prices have fallen 12% through the first five weeks of 2016. Domestic intermodal will benefit from our service product and increased regulation in the trucking industry. International intermodal will grow as a result of our network reach and our alignment with shipping partners, adding capacity on the East Coast. However, the Triple Crown restructuring will continue to impact intermodal volumes throughout this year. We expect growth opportunities within other consumer-driven business segments. Automotive volumes are projected to be up slightly, which is above the latest North American vehicle production forecast. Continued growth in housing and construction activity will benefit lumber, basic chemicals and other construction-related commodities. Pricing increases accelerated throughout 2015, with the strongest pricing in the fourth quarter of 2015, and we do expect this to continue to benefit our top line throughout 2016. Achieving these stronger prices correlates in part to our improved service levels. Service-sensitive business is Norfolk Southern's fastest growing segment, as evidenced by our automotive and intermodal franchises, which grew at a 7% CAGR, excluding Triple Crown, over the last five years. We have a best-in-class network, and with our improved service levels, we expect volume growth in these markets, mitigating some risk associated with the commodity-based products. Now, let's widen the lens from this year and take a look at our longer-term strategic plan, which Jim laid out on our earnings call. The plan was the result of a six month, comprehensive evaluation of our business models, in particular our cost structure and top-line growth potential. Our Board was closely involved throughout the preparation of this plan. We have a high level of confidence that it's the right plan to drive shareholder value.

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Its foundation includes disciplined cost control and asset utilization. In addition, it's designed to generate revenue growth over time through pricing and through increased volume, especially in service-sensitive markets where we have made significant investments and have a well-established market presence. Overall, we expect to achieve annual productivity savings of more than $650 million by 2020, growing from an initial $130 million this year. First, let's go over the basics of our revenue plan. At the top of slide 17, you can see that we expect revenue per unit to grow approximately 2.5% on a compounded annual basis through 2020. This is slightly above the forecasted CPI CAGR. Next, as shown on the bottom of the graph, we expect volume growth relatively in line with GDP, as growth in intermodal and other consumer-oriented products offset coal headwinds. Now, let's take a look at the details of our volume assumptions by major business group. Our historic experience is provided on the left-hand side of this slide, and our plan assumptions are on the right. You can see that we expect coal to decline, merchandise to grow at a GDP-like pace, and intermodal to grow faster than GDP but slower than our recent history. Now, since so much has transpired in the energy markets, let's take a closer look at some of the details surrounding our coal expectations. Our outlook incorporated a detailed look at our service regions relative to independent forecast, relative to independent key market indicators and to capacity changes, including both new capacity and plant retirements. The map shown here depicts new natural gas combined cycle capacity that has been announced for the Eastern United States. While there is a lot of capacity scheduled to come online, key NS markets in the Southeast and in the Midwest, as circled here on the map, have minimal capacity additions. These two regions account for around three-fourths of our revenue in the utility market. We've incorporated the impact of the new capacity into our five-year plan. As reflected on this next slide, cumulative coal losses due to projected plant retirements for the entire United States are forecasted in total about 62 million tons by 2020. NS is only exposed to about 2 million tons of this projected loss. Therefore, after we clear the effects from the abnormal weather conditions, we expect to return to a more weather-normalized rate of demand, and we do not expect additional significant reductions in our five-year outlook. Now, turning to our expense reduction and cost control plan, as you see on slide 21, our strategy is to provide efficient service to drive the operating ratio lower. We're committed to achieving a sub-65 operating ratio by 2020 and more than $650 million in annual cost savings by 2020. We're doing this by intensely focusing on managing headcount, increasing locomotive productivity, improving fuel efficiency and network rationalization while, at the same time, supporting quality service for our customers. We'll continue to push and look for additional opportunities to drive our operating ratio lower and improve our cost structure. Let's turn now to a closer look at the composition of the $650 million in savings. The largest area is in compensation and benefits, as reflected on slide 22. We plan to reduce headcount and overtime in 2016 and beyond, building on initiatives we began in 2015. We expect this to result in annual productivity savings of $420 million by 2020. Now, to purchase services and rents, we're projecting annual savings of $70 million by 2020 for reduced equipment rental and lease costs, lower payments for third- party switching, and lower trackage rights and haulage payments. As you can see on slide 23, we expect materials to deliver approximately $80 million in annual savings by 2020 through more productive locomotive maintenance programs and replacement of our older, less reliable units. And finally, Norfolk Southern plans to cut fuel expenses by approximately $80 million per year by 2020 through rationalization of our locomotive fleet and full implementation of fuel management technology. I'll wrap up on slide 24 with our focus areas and key financial targets. I've gone through the first three categories -- the revenue, expense and productivity initiatives -- in detail, so let me finish up with our capital allocation strategy. Our strategy focuses on investing to support long-term value creation while returning a significant amount of capital to our shareholders. As noted here, we have $2.1 billion earmarked for capital investment in 2015, and longer term, our plan targets capital investments of up to 17% of revenue after 2018. In addition, we're committed to continuing our strong record of returned cash to our shareholders. Over the past 10 years, Norfolk Southern distributed nearly $15 billion to our owners through share repurchases and dividends. The dividends increased steadily at a 17% compound annual rate. Our plan targets a dividend payout ratio of 33% over the longer term, and share repurchases using free cash flow and borrowing capacity. As you can see, our strategy plan is a comprehensive, multi-faceted plan, which covers all aspects of value creation, focused on optimizing revenue, an aggressive approach to cost reduction, disciplined capital investment and a capital allocation strategy that delivers significant value to shareholders.

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Before we turn to the Q&A, I want to mention that yesterday CP proposed a non-binding shareholder resolution that NS had discussions with CP regarding a business combination. We issued a press release yesterday that you can refer to, and I'd like to note that I'm not going to provide any additional information about that shareholder resolution today, so I would ask you to focus your questions on our 2015 results, our 2016 outlook and our strategic plan, and I thank you for your attention. Mark Levin - BB&T Capital Markets - Analyst Great. Thank you. We appreciate it. So we do -- we have about 13 minutes or so for questions, and I guess, with that, I'll open it up to the floor. Q U E S T I O N A N D A N S W E R Unidentified Audience Member You talked about capital allocations. You mentioned that you have plenty of locomotives (inaudible) really do much there, so I guess what is the ability, given that you have a lot of capital stock that probably, given the conditions of the environment now, really isn't being totally utilized, what's the ability to kind of bring your capital spending down over the next three or four years? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Okay. Well, we -- our capital spending plan that we've announced this year of $2.1 billion is 12% lower than last year, so we have brought it down some. Last year, we brought it down $130 million from the original announced plan. We think, at the beginning here, that $2.1 billion is the appropriate amount, but, depending on how volumes soften and how the economy goes, we could take a look at that. The level of capital spending that we're talking about for this year and the next two years while we're under PTC, finishing out the PTC rollout, is 19%. The 17% that I referenced after that we view as cap. We do think we can provide a good improvement in our return on average capital invested with that level of capital spending, but we're still always looking at it to see if we can bring it even lower, and we do view that as a ceiling. Unidentified Audience Member The 17%. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes, sir. Unidentified Audience Member Okay. Mark Levin - BB&T Capital Markets - Analyst All right, I'll ask one. Let's talk about the pricing environment a little bit. As you think about the environment, in which there is excess capacity and most business groups are sort of challenged at the moments, you guys -- and the rest of the industry is guided at 3% pricing growth. What areas of your book do you feel like are most price competitive today? Which ones do you feel like there's the least amount of price competition? And then when you think about your Eastern Rail counterpart, is the environment, in your opinion, more disciplined today, as disciplined today as it was a year or three years ago? How would you sort of character that, as well? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Well, the environment -- the price environment has always been competitive, so I don't think that's any different. It's always been competitive. It's competitive now. I think it's always going to be. But we do see good pricing in 2016, especially with our improvement in service. We think the customers value that pricing. Last year, you saw as the quarters went on, each quarter our [revenue per unit, excluding fuel] (corrected by company after the call), got stronger. [In the fourth quarter] (corrected by company after the call), we had, ex-fuel, ex-TC -- ex-Triple Crown, we had a 4% increase in our intermodal [revenue per unit] (corrected by company after the call). We had a 4% increase in the fourth quarter in our coal [revenue per unit] (corrected by company after the call) and about 2% in merchandise. So we think that stronger [revenue per unit] (corrected by company after the call) that built throughout the year is going to continue into 2016. Mark Levin - BB&T Capital Markets - Analyst And when you think about coal pricing, like domestic utility coal pricing, are you -- in a world in which, obviously, coal producers are having a very difficult time getting through the current price environment and electric demand is sort of, kind of flat or has been running flat, are you able to get price increases, or feel like, across most of your domestic utility book these days? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes, the coal business -- utility coal business is mostly under contract, so we have that pricing. The question there is more on the volume side, which we've given some guidance there that we think the volume is going to be down this year, weather-impacted mostly, so we're comfortable with that pricing level. In the fourth quarter, I will mention that the [revenue per unit] (corrected by company after the call) that we had was somewhat skewed by mix. We had a higher -- we usually have about a 50- 50 mix between our northern utilities and our southern utilities. In the fourth quarter, it was more like 60-40. We have a longer length of haul, so that too pushed that [revenue per unit] (corrected by company after the call) up towards that 4%, because we had a higher proportion of the longer length of haul business. Mark Levin - BB&T Capital Markets - Analyst But getting back to sort of the coal pricing, as those contracts kind of roll off -- and I don't know the average duration. Maybe you can give some color in terms of the average duration of the coal counters. But as they roll off, are you still optimistic in this type of environment that you could get price increases going forward on domestic utility coal? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes, we are. We've guided to, over the five years, that we think on average we're going to have a 2.5% improvement in [revenue per unit] (corrected by company after the call), and that's encompassing of our coal contracts too. Yes, sir. Unidentified Audience Member Two things -- on the headcount cuts and savings of $420 million, roughly how many people does that encompass? What percent of, I guess, it is non-union folks? How is that going to roughly break out? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Okay, so the $420 million is the number by 2020, and so that includes several things, the largest of which, as you just pointed out, is the headcount reductions. We expect that to be about 2000, and that's predominantly in our union forces simply because of the sheer numbers. Twenty-five thousand of our thirty thousand employees are in our -- in the union ranks. It also includes some on the G&A side, but, as you know, last year we had a 150-person cut in G&A, so there's a little bit left to go on that side. In addition to the headcount reductions, we think how we're going to get to that $420 million is significant reductions in overtime. We started that in the fourth quarter of this year. We have a $13-million reduction in overtime fourth quarter of 2015, so moving into 2016, you should expect that we're going to have that level of overtime reduction in the first, second and third quarters of 2016 going forward.

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Unidentified Audience Member Okay. Just a couple others. The coal stockpiles in your territories are about where? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance The coal stockpiles on average, north and south, are about 40 days above normal, and that's a little bit more in the north than in the south. So that mix dynamic -- I'm glad you asked that question, because that mix dynamic that I described in RPU in the fourth quarter will probably linger into the first two quarters of this year because the stockpiles are not quite as much over in the south as in the north. Unidentified Audience Member Okay. And finally, on locomotives for 2017, I'm guessing that you don't need much, if any at all. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance We will probably purchase some locomotives. Our locomotive strategy, what we're trying to do is purchase a few new ones every year and also work on our rebuilds so that as time goes on, we have a balanced portfolio of ages of the locomotives. So we're buying 50 new locomotives in 2016, and we're rebuilding a little bit higher number than that in 2016, and we haven't completed our capital budget for 2017, but, depending on how volumes go, we'll probably have something similar next year. Mark Levin - BB&T Capital Markets - Analyst Marta, when you think about the progression of the year -- obviously, you guys put out a 70 OR target for -- Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Below 70. Mark Levin - BB&T Capital Markets - Analyst Below 70 OR target for 2016, and you think about the progression as you look at the year and the comps and how everything sort of works, is it reasonable to assume that the first quarter would be the most difficult just because of the comparisons and then, progressively, it should get better as the year goes on? Is that the way you guys are kind of thinking about it to get to that 70? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Correct, for two reasons -- the seasonality you mentioned, the -- typically for Norfolk Southern, the first quarter of the year is the highest operating ratio quarter of the year, so that's number one, and the second reason why is we think that the improvement in volumes that I mentioned in the markets where we think we're going to have improvements in volumes, those are more towards the back half of the year. So, for both reasons, you're correct. Mark Levin - BB&T Capital Markets - Analyst So first, second, third, fourth -- almost like a stair step progression in terms of the way you guys see things. And then, more broadly, a lot of investors talk about -- everybody sort of watches the weekly carload numbers, and you -- Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. We do too. Mark Levin - BB&T Capital Markets - Analyst As do you. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Daily. Mark Levin - BB&T Capital Markets - Analyst But when you think about volume stabilization, because we've obviously seen the -- whether it was in Q4 or the first month of 2016, some of the volume numbers have been somewhat alarming, so two questions -- one maybe is more of an opinion one. What does your gut tell you about when volumes -- will volumes stabilize in the back half of the year based on what you're seeing and hearing from your customers? And then, two, does this feel like a recession to you, or does this just feel like certain isolated patches of your book that are particularly weak? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Well, I'll take the second part first. The -- for everybody, I think, in reading in the paper and everything, the -- there are mixed signals. For us, you saw where all of our commodity-related things -- coal, crude, frac sand, pipe -- all of those are down. Anything that's commodity-related is being impacted. But on the other side, our consumer -- the service-sensitive business we're doing well on. We're hearing, with our service having improved towards the latter half of the fourth quarter and into now, we have some customers in our service-sensitive areas that are telling us they want to bring additional volumes to us as the second and third quarter come on. So it's a mixed bag even with our volumes, and then looking external, the PMI index has been 50 or below for four months in a row, so that doesn't look that good, but then again, the manufacturing part of the job numbers last week looked good, so who can predict what's going to happen with that. So what we're focused on is what we can control, taking the volumes that are coming to us, trying to handle them as best we can so that the customers that do have additional business will bring it to us, and that's our main focus, because the service -- I can't over-emphasize the velocity and the service, the improvement that that does both on the cost side and on the revenue side. Mark Levin - BB&T Capital Markets - Analyst And when you think about your sub-70 OR guidance for the year, are we assuming a material pickup in the second half of the year, a slight pickup, things just kind of staying the way they are? How would you sort of characterize what kind of environment you need to go below 70 from a top line perspective? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance It's modest growth. I mean, it's kind of where we've been -- again, we've already guided for quite a bit of a reduction in our coal area. We've given specific tonnages that we expect for utility and for export, and that translates into about a 15% reduction in our coal volumes. So even with that, we think that the other areas that will grow are just modest growth, kind of where the economy has been going, kind of bumping along. So it doesn't require a great deal of growth, very modest, in order to achieve our results, because a lot of it is cost-focused. Mark Levin - BB&T Capital Markets - Analyst So is it positive volume? I mean, do you need 1%, 2%, 3% type growth out of the businesses in the second half of the year to get to that sub-70?

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 10 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Not necessarily, because we're going to adapt. We're now planning for -- you see this quarter we're already talking about how many of our segments are down because of what's going on in the economy, so our plan is to achieve that sub-70 even if we don't have growth in the market. Yes, sir. Unidentified Audience Member (Inaudible - microphone inaccessible) Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes, we did. Unidentified Audience Member As you kind of look at the forward book for this week, I mean, does it feel like it's finally -- that the worst is over? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Well, one week is hard -- I agree with you it's a very good week. Unidentified Audience Member (Inaudible - microphone inaccessible) Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes. Yes, so I -- it's very difficult to extrapolate from one week, but we're heartened by it, and we're not just heartened by the pickup that you noted for the week, but we're hearing from our customers about the fact that they're pleased with our service, because it really does get back to -- of course, the economy has backed up over us and every other railroad, but the fact that our customers feel that they can count on our service and that they can bring us -- if they do have the incremental business, they can bring it to us is very heartening as well. Unidentified Audience Member Okay. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Yes, sir. Unidentified Audience Member What was your annual attrition rate? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 11 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Our annual attrition rate -- are you speaking specifically for the train and engine, or overall? Unidentified Audience Member (Inaudible - microphone inaccessible) Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance For the train and engine T&E, which is the area we have the most attrition, it's about 80 to 100 people per month. Overall, for the whole company, it's about 2000 annually. So you may be leading to that we should be able to achieve -- right now we have furloughs, as I showed on that slide, but we should be able to achieve much of our headcount reduction through attrition. Yes, sir. Unidentified Audience Member Just taking his question a little further to the 2020 plan, to get to the 65 OR -- Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Below 65. Unidentified Audience Member How much of that requires (inaudible) economic growth in -- so you mentioned the 2016 plan (inaudible) a certain environment. If we're still in this environment in two or three years, IE very low growth and still plenty of headwind, can you get close to 65 OR, or does it require some normalization (inaudible)? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Well, the 2020 plan is based on a -- not a particularly robust economic outlook. It's based on the -- so the plan we developed internally, but we also tested it with external overall macro. We did that in each of the areas. We did that with vehicle production, we do it in every category that we can, and we try to pie it. As you saw with my coal slides, we try to pie it not just to what we think internally, but what external experts are saying, so it's not a particularly -- it has some growth in it, to be sure, the 2020 plan, but it's not expecting a particularly huge, full economy. Unidentified Audience Member Right. And then someone asked earlier about locomotive capital spending for the railcars. Is that something (inaudible)? What's the plan on that (inaudible)? Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance So railcars -- this year our freight car spending is down significantly from last year. You are correct that the previous five years did have quite a bit of freight car spending, going -- and that was in coil steel and some specialty grains, some specialty freight cars that we had. Going forward, we think it is going to be lower than you've seen in the past five years, and mainly we'll be adding -- if we see growth coming, we'll be adding in the intermodal sector and maybe in the autos. So the same sectors that we talked about being consumer-oriented and service, if we see growth there, we may need to add in intermodal and in autos. Unidentified Audience Member So 2016 goes down and then 2017 and beyond kind of goes flat, or will you keep going lower and lower?

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 12 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance On freight? Unidentified Audience Member Yes, freight. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Probably -- it depends on the outlook for those two in particular, which would require -- but we have certain hurdles we want to make sure that we're -- we want to make relatively sure that we think that business is going to become before we buy that equipment. And again, the cheapest way to get that is to run a faster railroad. You saw the mileage that I -- I mean, the average mile per hour that I showed. That tremendously helps us with the equipment. If we can get more turns, we would need less of both of those. Mark Levin - BB&T Capital Markets - Analyst Any more questions? Great. Thank you very much, Marta. Marta Stewart - Norfolk Southern Corp. - CFO and EVP of Finance Okay. Thank you. Forward-Looking Statements Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential” or other comparable terminology. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates, beliefs and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended Dec. 31, 2015, as well as the Company’s subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Copies of Norfolk Southern Corporation’s press releases and additional information about the Company are available at www.norfolksouthern.com or you can contact the Norfolk Southern Corporation Investor Relations Department by calling 757-629-2861. Important Additional Information and Where to Find It Norfolk Southern Corporation (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”). Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the Company’s shares of Common Stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. This information can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders (the “2015 Proxy Statement”), filed with the SEC on March 25, 2015, or the Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 8, 2016 (the “Form 10-K”). To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2015 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

FEBRUARY 10, 2016 / 06:45PM GMT, NSC - Norfolk Southern Corp at BB&T Transportation Services Conference 13 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us © 2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), 2015 PROXY STATEMENT, FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement (when filed), 2015 Proxy Statement, Form 10-K and any other documents (including the WHITE proxy card) filed or to be filed by the Company with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.nscorp.com) or by writing to Denise Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, Norfolk, Virginia 23510. D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward- looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. © 2016 Thomson Reuters. All Rights Reserved.